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Exhibit 99.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), David DeWalt, Chief Executive Officer of Documentum, Inc. (the "Company"), and Mark Garrett, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

         1. The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2003, to which this Certification is attached as Exhibit 99.1 (the "Quarterly Report") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

         2. The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

In WITNESS WHEREOF, the undersigned have set their hands hereto as of the 15th day of May, 2003.

         /s/ David DeWalt                            /s/ Mark Garrett
         -----------------------------               --------------------------
         David DeWalt                                Mark Garrett
         Chief Executive Officer                     Chief Financial Officer

* A signed original of this written statement required by Section 906 has been provided to Documentum, Inc. and will be retained by Documentum, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.